EXHIBIT 10.2


                                  (TRANSLATION)


                    CONTRACT ON PERMISSION TO SELL DUTY FREE
                   MERCHANDISE AND TO LEASE PREMISES TO ENGAGE
                IN BUSINESS AT THE BANGKOK AND REGIONAL AIRPORTS

                        DUTY STAMP Contract No. 6-04/2539

THIS CONTRACT is made on the 6th day of March 1996 at the Airports Authority of Thailand between THE AIRPORTS AUTHORITY OF THAILAND by Air Chief Marshal Chanin Chandrubeksa, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T.DUTY FREE CO., LTD., a limited company incorporated under the Civil and Commercial Code, having tile head office located at 888/60-62 Ploenchit Road, Lumpini Sub- District, Pathumwan Districi, Bangkok Metropolis by Mr. Viratana Suntaranond, the person authorized to act on behalf of the company under the Affidavit issued by the Partnerships and Companies Registration Office, Bangkok Metropolis No. 4414 dated February 26, 1996, hereinafter referred to as the "Supplier" of the other part.

WHERAS AAT is desirous to make available the service of sale of duty free merchandise to passengers at the Bangkok Airport and regional airports which are under the supervision of AAT, i.e. the Chiangmai Airport, Hat Yai Airport and Phuket Airport.

WHERAS The Supplier has knowledge, skill and experience and has been granted permission from AAT to engage in the said business.

NOW, THEREFORE, AAT and the Supplier hereby agree as follows:

AAT agrees to permit the Supplier to engage in the business within the airports and to lease premises therein in order to operate the business/herein contemplated subject to the conditions detailed in the "Contract Conditions for Engagement in Business in Airports and Lease of Premises for Engagement in Business" and the following Appendixes attached hereto and which are deemed parts hereof:

     Appendix A. List  Showing  Details of Leased  Premises,  Duration of Lease,
                 Rental, Charges and Plans of Leased Premises.

     Appendix B. Contract Security.

     Appendix C. Documents  Showing the  Incorporation and the Authorized Person
                 of the Supplier.

     Appendix D. Other (if any);

This Contract is made in duplicate with identical content. The Parties have thoroughly read and understood the same, thus setting their hands together with the seal (if any) affixed in presence of witnesses and each keeping one copy.


ATT                                               Supplier
---                                               --------

(Signed) Air Chief Marshal (signature)            (Signed)  (signature)   (seal)
                         (Chanin Chandrubeksa)      (Mr. Viratana Suntaranond)

Witness                                           Witness
-------                                           -------

(Signed) (signature)                              (Signed) (signature)
        (Mr. Suwan Panyapas)                            (Mr. Somjit Nupui)

                                  (TRANSLATION)

                       CONTRACT CONDITIONS FOR ENGAGEMENT
                      IN BUSINESS IN AIRPORTS AND LEASE OF
                        PREMISES FOR ENGAGEMENT BUSINESS.


CHAPTER 1. GENERAL PROVISIONS

1.1  Scope of Engagement in Business

     AAT agrees to permit the Supplier to engage in the business in the airports as detailed in Chapter 2 hereof.

1.2  Premises for Engagement in Business

     The Supplier shall engage in the business under this Contract in the premises as designated by AAT, the details of which are shown in Appendix
     A. The Supplier agrees to lease the said premises for engagement in the business and shall, as the lessee, comply with the conditions herein stipulated in all respects.

1.3  Duration of Contract

     AAT agrees to permit the Supplier to engage in the business and to lease the premises therefor for a duration set forth in Chapter 2 hereof.

1.4  Remuneration, Rental and Method of Payment

     1.4.1 In consideration to the permission granted for the engagement in business and lease of premises, the Supplier agrees to pay to AAT remunerations and rental as follows:

           (a) Fee for the execution of contract in the amount of Baht 8,334 (Eight thousand three hundred and thirty four Baht) which is not inclusive of VAT.

           (b) Remuneration payable from the business engaged and time for payment thereof shall be as stipulated in Chapter 2.

           (c) Rental and charges shall be as stipulated in Appendix A.

     1.4.2 The fee stipulated in Clause 1.4.1 (a) is to be paid to AAT on the date hereof.

     1.4.3 The Supplier agrees to pay the rental and charges as stipulated in Appendix A to AAT monthly in advance within the 5th day of every month.

     1.4.4 The  Supplier  consents  to bear all the  expenses  to be incurred in engagement in the business, e.g. charges relating to the electricity, telephone, water supply or other costs and agrees to pay the same to AAT within the period fixed in the invoices relating to such respective expenses.

     1.4.5 The Supplier agrees to pay for AAT all the duty, levy and fees to be incurred from the engagement in business and which are payable under the law which is now in force or to be in force in the future.

           The Housing and Land Tax as shown in Appendix A hereto is an estimate of the average monthly Housing and Land Tax. Should there be any change to the rate as herein specified by AAT, the Supplier consents for AAT to charge the same at the rate as amended.

     1.4.6 All the payments as herein required shall be made to the Financial Section, the Financial Division of AAT. Upon such payments have been duly made by the Supplier to AAT, AAT shall issue relevant receipts therefor to the Supplier. All such receipts must bear the joint signatures of the Chief of the Financial Section, the Financial Division of AAT or any person entrusted therefor and of the Chief of the Receipt-Payment Works, the Financial Section, the Financial Division of AAT or the person ntrusted as the financial officer of AAT.

     1.4.7 If the Supplier is in default of payment of any of the remunerations, rental, duty and charges herein payable to AAT, the Supplier consents to pay a penalty to AAT at the rate of 1.5 (one point five) percent per month of the amount owed throughout the period of such default. Fraction of any month shall be treated as one month.

           The upplier agrees that the right mentioned in the preceding paragraph shall not prejudice the right of AAT to terminate this Contract and to claim for other damages.

1.5 The Supplier's Obligations

     1.5.1 In engaging in the business herein stipulated, the Supplier shall use its skill, care and effort in accordance with the standard applied by other suppliers in the same business, and shall take into account the reputation and image of AAT.

     1.5.2 Except a prior written consent is given by AAT, the Supplier shall neither assign the business herein stipulated nor grant a consent for any person to engage in the business whether in whole or in part. Even though such consent is granted by AAT, the Supplier shall still assume all liabilities to be incurred from the engagement in the business herein stipulated.

     1.5.3 The Supplier shall comply with the law, whether now in force or to be in force in the future, elating to the engagement in business herein stipulated.

     1.5.4 The Supplier shall comply with the special obligations stipulated in Chapter 2 hereof.

1.6 The Supplier's Obligations as Lessee of Premises Required for Engagement in Business under this Contract.

     1.6.1 Except a prior written consent is given by AAT, the Supplier shall not use the leased premises for any purpose other than for engagement in the business herein stipulated.

     1.6.2 Except a prior written consent is given by AAT, the Supplier shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

     1.6.3 Except a prior written consent is given by AAT, the Supplier shall not make any alteration, modification or addition to the leased premises.

           Any alteration, modification, addition or repair, whether major or minor, made to the leased premises shall become AAT's property as from the date from which such alteration, modification, addition or repair is made thereto, and the Supplier shall not be entitled to claim for any costs therefor or any damage from AAT.

     1.6.4 The Supplier shall always keep and maintain the leased premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, the Supplier shall properly clean or repair the same at the Supplier's expenses.

     1.6.5 The Supplier shall, at its own expense, make available at the leased premises fire extinguishers which are approved by AAT.

     1.6.6 The Supplier shall comply with and shall ensure that the Supplier's dependents or persons appointed, entrusted, employed or engaged by the Supplier to work in the business, comply with all related orders, rules or regulations of AAT whether the same are currently in force or which will be prescribed in the future. The Supplier shall also exercise good care in not allowing any person to use the leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, the Supplier shall be liable to AAT for any damage incurred as a result of the act of any such persons as if it was the act of the Suppliers.

     1.6.7 Throughout the period for which the lease of premises is still in effect, the Supplier will, from time to time and for a reasonable duration, allow AAT or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

1.7 Termination

     1.7.1 Except as otherwise stipulated in Chapter 2 hereof, during the period of this Contract, AAT is entitled, if so desired, to terminate this Contract prior to the expiry of its term provided a written notice thereof must be given to the Supplier not less than thirty (30) days in advance. The Supplier agrees not to institute any lawsuit or claim for any damage against AAT as a result thereof.

     1.7.2 Each of the stipulations of this Contract is of essence. Should the Supplier commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, AAT is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein given.

1.8 Cessation of Business and Return of Leased Premises.

     1.8.1 Upon the expiry of the term of this Contract or the exercise by AAT of its right to terminate this Contract in accordance with Clause 1.7, as the case may be, this Contract shall be deemed to be immediately terminated. The Supplier shall then cease to engage in the business, demolish or remove the Supplier's properties from the leased premises and return the leased premises to AAT within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

     1.8.2 Should the Supplier fail to comply with the stipulation of Clause 1.8.1, the Supplier consents for AAT to immediately repossess the leased premises including to demolish or remove the Supplier's properties from the leased premises. The Supplier consents to bear all the expenses incurred by AAT therefor. Should there be any damage incurred therefrom, the Supplier shall not claim for any damage.

     1.8.3In addition to the consent given to AAT to repossess the leased premises and to demolish or remove the Supplier's properties therefrom as mentioned in Clause 1.8.2, the Supplier also consents to pay a daily penalty to AAT at the rate stipulated in Chapter 2 to be calculated from the date following the due date required for the Supplier to cease the business and return the leased premises until the Supplier and its dependents shall have vacated the leased premises and properly returned the same or until AAT has duly completed the acts stipulated in Clause 1.8.2, as the case may be.

1.9 Dispute

          The Parties agrees to refer any dispute arisen out of this Contract to any Court of competent jurisdiction within Bangkok Metropolis.

CHAPTER 2. SPECIAL PROVISIONS

2.1 Scope of Engagement in Business

     2.1.1AAT agrees to permit the Supplier and the Supplier agrees to engage in the business of sale of duty free merchandise at the Bangkok Airport and other regional airports under the supervision of AAT, i.e. Chiangmai Airport, Hat Yai Airport and Phuket Airport, to persons using the services of such airports.

     2. 1.2 In engaging in such business, AAT agrees to let and the Supplier agrees to lease the premises and areas within the Bangkok Airport, Chiangmai Airport, Hat Yai Airport and Phuket Airport, the details of which are shown in Appendix A hereto, hereinafter referred to as the "Leased Premises".

2.2 Construction or Decoration or Renovation

     During the period of this Contract, if the Supplier is desirous to make any decoration or renovation of, install any equipment or apparatus in or make any necessary additional construction to the Leased Premises, the Supplier shall propose the plans therefor for AAT's prior approval, and shall later do so at the sole expense of the Supplier. Any such construction, decoration, renovation or installation shall be made in a discerning and orderly manners. The materials to be used therefor must be of good quality and contemporary. The Supplier consents for such construction, decoration, renovation or installation to become the property of AAT as from the date the same is made thereto, and the Supplier shall not claim for any expense OF remuneration therefor against AAT.

2.3 Duration of Contract

     2.3.1AAT agrees to permit and the Supplier agrees to engage in the business of sale of duty free merchandise herein stipulated for a period of 5 years commencing from January l, 1997 to December 31, 2001.

     2.3.2AAT  agrees  to let  and the  Supplier  agrees  to  lease  the  Leased
          Premises for a period stipulated in the List attached hereto as Appendix A.

2.4 Remunerations for Permission to Engage in the Business of Sale of Duty Free Merchandise and Method of Payment

     2.4.1The Supplier agrees to pay the remunerations for the permission granted to engage in the business of sale of duty free merchandise as follows:

          a) monthly remuneration payable to AAT at the rate of 15 (fifteen) percent of the gross receipt of all the duty free merchandise sold in each month.

          b) monthly remuneration payable to the Department of Customs at the rate of 15 (fifteen) percent of the gross receipt of all the duty free merchandise other than the indigenous merchandise, sold in each month

     2.4.2The remunerations payable to both AAT and the Department of Customs under Clause 2.4.1 shall in the aggregate be not less than the amount of the remuneration fixed for each respective years as follows:

          1997 :  Commencing  from  January  1, 1997 to  December  31,1997,  the
               Supplier agrees to pay the remunerations at the minimum of Baht 650,000,000 (Six hundred fifty million Baht);

          1998 :  Commencing  from  January  1, 1998 to  December  31,1998,  the
               Supplier agrees to pay the remunerations at the minimum of Baht 675,000,000 (Six hundred seventy five million Baht);

          1999 :  Commencing  from  January  1, 1999 to  December  31 1999,  the
               Supplier agrees to pay the remunerations at the minimum of Baht 700,000,000 (Seven hundred million Baht);

          2000 :  Commencing  from  January 1, 2000 to December  31,  2000,  the
               Supplier agrees to pay the remunerations at the minimum of Baht 725,000,000 (Seven hundred twenty five million Baht);

          2001 :  Commencing  from  January 1, 2001 to December  31,  2001,  the
               Supplier agrees to pay the remunerations at the minimum of Baht 750,000,000 (Seven hundred fifty million Baht).

     2.4.3The remuneration which the Supplier agrees to pay to AAT and the Department of Customs under Clause 2.4.1 or 2.4.2 is not inclusive of VAT for which the Supplier shall deal with the same as required by law.

     2.4.4The Supplier agrees to pay the  remuneration  stipulated  under Clause
          2.4.1 (a) to AAT, to pay or file the VAT stipulated under Clause 2.4.3 for AAT and to provide AAT with a report certifying the total sale of the duty free merchandise made during each month, all within the 20th day of the following month.

     2.4.5The  Supplier  agrees  to pay the  remuneration  stipulated  in Clause
          2.4.1 (b) to the Department of Customs and to pay or file the VAT stipulated in Clause 2.4.3 for the Department of Customs in accordance with the conditions and method to be prescribed by the Department of Customs.

     2.4.6In case the total remuneration agreed to be paid by the Supplier in any year is less than the minimum remuneration required to be paid by the Supplier in that respective year, the Supplier shall pay the deficit thereof to AAT within 30 days from December 31 of the respective preceding year.

     2.4.7Should the Supplier fail to pay or file the VAT in the manner as herein required, the Supplier shall be responsible to pay for such tax including the penalty and surcharge imposed by law thereon.

2.5 Special Obligations

     2.5.1In engagement in the business of sale of duty free merchandise at the Bangkok Airport and other regional airports within the supervision of AAT, AAT has permitted other supplier to engage in the same business. The Supplier shall, therefore, comply with the obligations herein agreed upon with AAT in all respects. Should there be any dispute, AAT shall render a decision on the same and the Supplier shall comply with AAT's suggestion thereon.

     2.5.2Unless a written consent is given by AAT in advance, the Supplier shall not transfer, whether in whole or in part, the business of the sale of duty free merchandise under this Contract to any third party.

     2.5.3Unless a written consent is given by AAT in advance, the Supplier shall neither assign nor sublease, whether in whole or in part, the Leased Premises

     2.5.4Should the business of sale of duty free merchandise as herein permitted, whether in whole or in part, is subject to an approval to be granted by a competent officer under any law, rules or regulations of the relevant Governmental departments or bodies, the Supplier shall obtain the approval from such competent officer who is acting under the said law, rules, or regulations.

     2.5.5For each fiscal year of the Supplier, the Supplier shall, at its own expense, have its auditor to certify in writing to AAT every year of the turnover of the sale of duty free merchandise made in each respective years.

     2.5.6In engaging in the business under this Contract, should the Supplier or the persons appointed, entrusted or employed by the Supplier to work in its business, cause any damage to the property or reputation of AAT, the Supplier shall be liable to the same and shall, upon being notified by AAT in writing, pay for all damages incurred to AAT.

     2.5.7During engagement in the business under this Contract, should there be any severe crisis incurred, e.g. war or civil commotion and etc., by which it causes decrease in the number of air passengers and which may affect the turnover of the sale of duty free merchandise, and thereby preventing the Supplier from being able to pay to AAT the agreed minimum yearly remuneration as stipulated in Clause 2.4.2, in such event, AAT and the Supplier agree to discuss a suitable rate therefor provided AAT's conclusion on the same shall be final and the Supplier shall not make any dispute thereto.

     2.5.8In engaging in the business of sale of duty free merchandise as herein stipulated, the Supplier agrees to comply with the following:

          2.5.8.1 The duty free merchandise to be sold or kept in the bonded warehouse, shall be those permitted by the competent authority under the customs law.

          2.5.8.2 The Supplier shall open - close the business premises for making the sale of duty free merchandise under the following conditions:

               - For the Bangkok Airport, the business hours must be opened - closed at least from 06.00 a.m. - 02.00 a.m. everyday.

               - For the regional airports, i.e. the Chiangmai Airport, Hat Yai Airport and Phuket Airport, the business premises for sale of duty free merchandise must be opened 30 minutes prior to the first arriving or departing flight at or from that respective regional airport and be closed 1 hour after the last arriving or departing flight at or from that respective regional airport everyday.

          2.5.8.3 The price tags of the duty free merchandise available for sale, must be displayed in a conspicuous manner, and the currency thereof shall be in Thai Baht and/or other currency as it is deemed appropriate.

          2.5.8.4 The Supplier shall supervise and train its staff or employees or persons whom are assigned to perform the works under this Contract to dress properly and to have polite manners while making the sale of merchandise or performing other duties under this Contract.

          2.5.8.5 Neither signboard nor advertising object shall be installed unless a prior written permission is granted by AAT.

     2.5.9The Supplier agrees to provide shares to AAT equal to 5 (five) percent of its registered capital which is equivalent to Baht 10,000,000 (Ten million Baht).

2.6 AAT's Reservation

     2.6.1 During engagement in the business under this Contract, AAT reserves the right to have its personnel to, from time to time and for any reasonable duration or in case of necessity, inspect the business premises and to examine documents relating to the sale of duty free merchandise under this Contract. The Supplier shall in any event facilitate AAT or any of such AAT's designated personnel therefor.

     2.6.2 During the period of this Contract, AAT reserves the rights, by advance notice to the Supplier, to adjust the rental and any charges relating to the lease of the business premises as AAT deems it appropriate and consistent with the economic situation, and the Supplier agrees to accept the new rates of rental and charges adjusted by AAT.

2.7 Contract Security

     In entering into this Contract, the Supplier agrees to provide a contract security in a form of cash or a bank guarantee issued by any local bank, to secure its performance under this Contract, the details of which is attached hereto as Appendix B.

2.8 Measurement of the Leased Area

     The area of the '[eased or business premises as shown in Appendix A hereto is only an estimate for the purpose of calculating the rental and related charges, AAT shall, upon the completion by the Supplier of the renovation or decoration of the business premises, measure the actual area thereof for making calculation based upon the same. AAT shall inform the result thereof in writing to the Supplier and the Supplier shall acknowledge the same in writing. Such AAT's notice and the Supplier's acknowledgement shall form part hereof.

2.9 Damage

     Should the Supplier not comply with the stipulation of Clause 1.8.1, the Supplier agrees to pay damage to AAT at the rate of Baht 4,246,300 (Four million two hundred forty six thousand three hundred Baht) per day.

2.10 Right of Termination

     During the period of this Contract, AAT is entitled, it so desired, to terminate this Contract prior to its terms by giving a written notice therefor to the Supplier not less than 180 (One hundred eighty) days in advance, and the Supplier agrees not to institute any lawsuit or claim for any damage against AAT.




 LIST SHOWING DETAILS OF LEASED PREMISES, DURATION OF LEASE, RENTAL, CHARGES AND
         PLANS OF LEASED PREMISES ATTACHED TO THE CONTRACT ON PERMISSION
                        TO SELL DUTY FREE MERCHANDISE AND
  TO LEASE PREMISES TO ENGAGE IN BUSINESS AT THE BANGKOK AND REGIONAL AIRPORTS
                   Contract No. 6-04/2539 dated March 6. 1996

                                                                      Appendix A
                                                                (Total 13 Pages)

                                                                          Page 1




------------------------------------------------------------------------------------------------------------------------------------
  Particulars                            Area in  Rental Rate Rental      Charges      Housing and         Lease Period
                                         Square   Baht/Sq.m.                           Land Tax    ---------------------------------
                                          Meter     /month   Baht/month   Baht/month   Baht/month        From         Up to
                                         (Sq.m.)
------------------------------------------------------------------------------------------------------------------------------------

Areas and Counters within the Bangkok
Airport
-------------------------------------
  - Transit Lounge                        60.00    750.-     45,000.-     6,750.-      5,625.-     January 1, 1997 December 31, 2001
  - Passenger Arrival Hall (No. 1749)     72.50    750.-     54,375.-     8,156.25     6,796.88    January 1, 1997 December 31, 2001
  - No. 1349 (E)                          7.50     750.-     5,625.-      843.75       703.13      January 1, 1997 December 31, 2001
  - Nos. 1361, 1361 A                     60.00    750.-     45,000.-     6,750.-      5,625.-     January 1, 1997 December31,  2001
  - Passenger Departure Hall              260.00   750.-     195,000.-    29,250.-     24,375.-    January I, 1997 December 31, 2001
  - NQ. 3303 B                            34.-     750.-     22,500.-     3,825.-      3,187.50    January 1, 1997 December 31, 2001
  - No. 3342 A, 3342 B, 3344, 3345, 3346  363.00   750.-     272,250.-    40,837.50    34,031.25   January 1, 1997 December 31, 2001
  - Departure area on the 3rd floor
  (additionally provided)                 240.00   750.-     180,000.-    27,000.-     22,500.-    January 1, 1997 December 31, 2001

Areas and Counters within Chiangmai
Airport
-------------------------------------
  - Passenger Arrival Hall                20.00    400.-     8,000.-      1,200.-      1,000.-     January 1, 1997 December 31, 2001
  - PassengerDepartureHall                40.00    400.-     16,000.-     2,400.-      2,000.-     January 1, 1997 December31, 2001

Areas and Counters within Hat Yai
Airport
------------------------------------
  - Passenger Departure Hall              60.00    400.-     24,000.-     3,600.-      3,000.-     January 1, 1997 December 31, 2001
  - Passenger Arrival Hall                13.40    400.-     7,360 -      I,104.-      920 -       January 1, 1997 December 31, 2001











                                                                          Page 2

------------------------------------------------------------------------------------------------------------------------------------
    Particulars                    Areaa in  Rental Rate   Rental         Charges     Housing           Lease Period
                                    Square   Baht/Sq.m.                               Land Tax    ----------------------------------
                                     Meter   /month        Baht/Month    Baht/month   Baht/month  From            Up to
                                   (Sq.m.)

------------------------------------------------------------------------------------------------------------------------------------
Areas and Counters within Phuket
Airport

  - PassengerDeparture Hall         146.00     400.-       58,400.-        8,760.-    7,300.-     January 1, 1997  December 31, 2001
  - Passenger Arrival Hall          6 1.00     400.-       24,400.-        3,660.-    3,050.-     January I, 1 997 December 31, 2001


------------------------------------------------------------------------------------------------------------------------------------





       AAT                                         Company
       ---                                         -------
      (Signed) Air Chief Marshal (signature)      (Signed)  (signature) (seal)
                       (Chanin Chandrubeksa)       (Mr. Viratana Suntarannond)


       Witness                                     Witness
       -------                                     -------
       (Signed)  (signature)                       (Signed)   (signature)
              (Mr. Somjit Nupui)                        (Mr. Suwan Panyapas)













                 [ELEVEN PAGES OF ARCHITECTUAL DRAWINGS OMITTED]

                                                                      Appendix B

                                CONTRACT SECURITY
                                -----------------

1. In entering into this Contract, the Supplier agrees to provide a contract security either by cash or a letter of guarantee of any domestic bank as follows:

     1.1 1st Year commencing from January 1, 1997 to December 31, 1997 in the amount of Baht 325,000,000 (Three hundred twenty five million Baht).

     1.2 2nd Year commencing from January l, 1998 to December 31' 1998 in the amount of Baht 337,500,000 (Three hundred thirty seven million five hundred thousand Baht).

     1.3 3rd Year commencing from January l, 1999 to December 31' 1999 in the amount of Babt 350,000,000 (Three hundred fifty million Baht).

     1.4 4th Year commencing from January 1, 2000 to December 31' 2000 in the amount of Baht 362,500,000 (Three hundred sixty two million five hundred thousand Baht).

     1.5 5th Year commencing from January l, 2001 to December 31, 2001 in the amount of Baht 375,000,000 (Three hundred seventy five million Baht).

2. The Supplier agrees to provide the said contract security under the following conditions:

     2.1 During the lst year, the Supplier agrees to provide the contract security to AAT not less than 90 days prior to the commencement of business herein stipulated.

     2.2 During the subsequent years, the Supplier agrees to provide the contract security to AAT not less than 30 days for the operations of each respective years.

     2.3 The Supplier shall make a cover letter for the delivery of the contract security to AAT. Upon receipt by AAT of such contract security, AAT shall make a written confirmation for the receipt thereof to the Supplier. Such Supplier's cover letter and AAT's written confirmation shall form part of this Contract.

3. AAT shall return the security, provided by the Supplier to secure its performance under this Contract, after the Supplier is released from its obligations under this contract.

                                                                       Enclosure



------------------------------------------------------------------------------------------------------
Unit No.    Area Stipulated      Area Actually        Date of Delivery             Commencement
            in the Contract         Utilized           of the Area by             Date for Payments
              (Sq.m.)               (Sq.m.)                AAT                   of Rental and Charges
------------------------------------------------------------------------------------------------------

2237 A        60.00                 133.50           Before January 1, 1997           January 1, 1997
1749 A        72.50                  75.00                  January 8, 1997          January 16, 1997
1349 E         7.50                   7.50               January 8-31, 1997     January 16 - 31, 1997
1363 A        60.00                  43.50                  January 8, 1997          January 16, 1997
1363 B          -                     7.20                  January 8, 1997          January 16, 1997
3715 A       260.00                 295.00                  January 8, 1997          January 24, 1997
3303 C        34.00                  36.00                  Januarv 8, 1997          January 16, 1997
3342 A       603.00           Lower 646.00                  January 8, 1997          January 30, 1997
3342 A/1        -             Upper 340.50                                          February 21, 1997
3715 B          -                     6.30                                           January 24, 1997
------------------------------------------------------------------------------------------------------

Total      1,097.00               1,583.00

------------------------------------------------------------------------------------------------------
Unit for     200.00                                                                January 1-23, 1997
Temporary    150.00                                                                 January 1-5, 1997
Use          246.00                                                                January 6-29, 1997
